SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           DATE OF REPORT: May 7, 1998
                 DATE OF EARLIEST EVENT REPORTED: April 24, 1998



                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


    MINNESOTA                       0-21534                     41-1663712
 (State or other             (Commission File No.)        (IRS Employer ID No.)
  jurisdiction
of incorporation)


              724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                    (Address of principal executive offices)


                                 (612) 338-3300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on April 30, 1998, and attached hereto as an exhibit, relating to the Registrant signing an Asset Purchase Agreement with Salem Communications Corporation for the sale of two of the Registrant's AM radio broadcast licenses and certain related assets for a purchase price of $2.7 million.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1997, filed on March 31, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c)      Exhibits

                  10 Asset Purchase Agreement between and among Children's Broadcasting Corporation and Salem Communications Corporation, dated April 24, 1998.

                  99       Press Release dated April 30, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 1998                           CHILDREN'S BROADCASTING CORPORATION



                                       BY:   /s/ Patrick D. Grinde
                                             Patrick D. Grinde
                                             Chief Financial Officer

                                  EXHIBIT INDEX


10       Asset Purchase Agreement between and among Children's
         Broadcasting Corporation and Salem Communications Corporation, dated April 24, 1998.

99       Press Release dated April 30, 1998.